 Exhibit 10.3

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT

THIS SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT is dated as of February 5, 2008, among CREDIT SUISSE, CAYMAN ISLANDS BRANCH (“Credit Suisse”) and BANK OF AMERICA, N.A., in their capacities as administrative agent and collateral agent under the Term Credit Agreement and the Revolving Credit Agreement (as defined below), respectively, and BANK OF AMERICA, N.A., in its capacity as administrative agent and collateral agent under the Bridge Loan Credit Agreement (as defined below), and each Other First Priority Lien Obligations Collateral Agent (as defined below) from time to time party hereto, each in its capacity as First Lien Agent, WELLS FARGO BANK, N.A., as Second Priority Notes Trustee, BERRY PLASTICS GROUP, INC., a Delaware corporation (“Holdings”), Berry Plastics Corporation, a Delaware corporation, as a borrower under the Term Credit Agreement (as defined below), a borrower under the Revolving Credit Agreement (as defined below), and a borrower under the Bridge Loan Credit Agreement (the “Company”), each Subsidiary of the Company listed on Schedule I hereto or that becomes a party hereto pursuant to Section 8.21 below.

A.  WHEREAS, the Company is party to: i) the Second Amended and Restated Term Loan Credit Agreement dated as of April 3, 2007 (as amended, amended and restated, replaced, refinanced, supplemented or otherwise modified from time to time, the “Term Credit Agreement”) among Holdings, the Company, the lenders party thereto from time to time, Credit Suisse, Cayman Islands Branch, as administrative agent, Deutsche Bank Securities Inc., as syndication agent, and Banc of America, Securities LLC, Citigroup Global Markets Inc., Goldman Sachs Credit Partners L.P., J.P. Morgan Securities Inc. and Lehman Brothers Inc., as co-documentation agents, ii) the Second Amended and Restated Revolving Credit Agreement dated as of April 3, 2007 (as amended, amended and restated, replaced, refinanced, supplemented or otherwise modified from time to time, the “Revolving Credit Agreement” and together with the Term Credit Agreement individually and collectively referred to as the “Credit Agreement”) among Holdings, the Company, the lenders party thereto from time to time, Bank of America, N.A., as administrative agent, Goldman Sachs Credit Partners L.P, as syndication agent and Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc., Deutsche Bank AG New York Branch, J.P. Morgan Securities Inc. and Lehman Brothers Inc., as co-documentation agents, and iii) the Senior Secured Bridge Loan Credit Agreement dated as of February 5, 2007 (as amended, amended and restated, replaced, refinanced, supplemented or otherwise modified from time to time, the “Bridge Loan Credit Agreement”) among the Company, the lenders party thereto from time to time, Bank of America, N.A., as administrative agent, Goldman Sachs Credit Partners L.P., as syndication agent and Lehman Brothers Inc., as documentation agent and may become a party to Other First Priority Lien Obligations Credit Documents;

B.  WHEREAS, the Company is party to the Indenture dated as of September 20, 2006 (as amended, amended and restated, replaced, refinanced, supplemented or otherwise modified from time to time, the “Second Priority Senior Secured Notes Indenture”), under which the Second Lien Fixed Rate Notes and the Second Lien Floating Rate Notes were

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issued, among the Company, as obligor, the note guarantors as set forth therein (the “Note Guarantors”) and Wells Fargo Bank, N.A., as Trustee;

C.  WHEREAS, it is the intent of the parties hereto that this Agreement not constitute a novation of the obligations and liabilities of the parties hereunder and that this Agreement be amended and restated in its entirety on the date hereof; and

D.  WHEREAS, the parties to this Agreement (other than Bank of America, N.A., as Bridge Loan Administrative Agent and Bridge Loan Collateral Agent) are parties to that certain Amended and Restated Intercreditor Agreement by and among Credit Suisse and Bank of America, as first lien agents, Wells Fargo Bank, N.A., as trustee, Holdings, the Company and certain subsidiaries of the Company and intend that this Agreement amend and restate such agreement.

Accordingly, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1.	Definitions.

1.1           Defined Terms

. As used in this Agreement, the following terms have the meanings specified below:

“Affiliate” shall mean, when used with respect to a specified person, another person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the person specified.

“Agreement” shall mean this Agreement, as amended, renewed, extended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

“Bankruptcy Law” shall mean Title 11 of the United States Code and any similar Federal, state or foreign law for the relief of debtors.

“Closing Date” shall mean February 5, 2008.

“Common Collateral” shall mean all of the assets of any Grantor, whether real, personal or mixed, constituting both Senior Lender Collateral and Second Priority Collateral, including without limitation any assets in which the First Lien Agents are automatically deemed to have a Lien pursuant to the provisions of Section 2.3.

“Company” shall have the meaning set forth in the preamble.

“Comparable Second Priority Collateral Document” shall mean, in relation to any Common Collateral subject to any Lien created under any Senior Collateral Document, those Second Priority Collateral Documents that create a Lien on the same Common Collateral, granted by the same Grantor.

“Credit Agreement” shall have the meaning set forth in the recitals.

“Domestic Subsidiary” shall have the meaning set forth in the Term Credit Agreement.

“DIP Financing” shall have the meaning set forth in Section 6.1.

“Discharge of Senior Lender Claims” shall mean, except to the extent otherwise provided in Section 5.7 below, payment in full in cash (except for contingent indemnities and cost and reimbursement obligations to the extent no claim has been made) of (a) all Obligations in respect of all outstanding Senior Lender Claims and, with respect to letters of credit or letter of credit guaranties outstanding thereunder, delivery of cash collateral or backstop letters of credit in respect thereof in compliance with the Revolving Credit Agreement, in each case after or concurrently with the termination of all commitments to extend credit thereunder and (b) any other Senior Lender Claims that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid; provided that the Discharge of Senior Lender Claims shall not be deemed to have occurred if such payments are made with the proceeds of other Senior Lender Claims that constitute an exchange or replacement for or a refinancing of such Obligations or Senior Lender Claims. In the event the Senior Lender Claims are modified and the Obligations are paid over time or otherwise modified pursuant to Section 1129 of the Bankruptcy Code, the Senior Lender Claims shall be deemed to be discharged when the final payment is made, in cash, in respect of such indebtedness and any obligations pursuant to such new indebtedness shall have been satisfied.

“First Lien Agent” shall mean each of (a) Credit Suisse, Cayman Islands Branch, in its capacity as administrative agent and collateral agent for the Senior Lenders under the Term Credit Agreement and the other Senior Lender Documents entered into pursuant to the Term Credit Agreement, together with its successors in such capacity, (b) Bank of America, N.A., in its capacity as administrative agent and collateral agent for the Senior Lenders under the Revolving Credit agreement and the other Senior Lender Documents entered into pursuant to the Revolving Credit Agreement, together with its successors in such capacity, (c) Bank of America, N.A. in its capacity as administrative agent and collateral agent for the Bridge Loan Secured Parties under the Bridge Loan Credit Agreement and the other Bridge Loan Security Documents entered into pursuant to the Bridge Loan Credit Agreement, together with its successors in such capacity and (d) any Other First Priority Lien Obligations Collateral Agent and any Other First Priority Lien Obligations Administrative Agent.

“Future Second Lien Indebtedness” shall mean Indebtedness or Obligations (other than Noteholder Claims) of the Company and its Subsidiaries that are to be equally and ratably secured with the Noteholder Claims and are so designated by the Company as Future Second Lien Indebtedness; provided, however, that such Future Second Lien Indebtedness is permitted to be so incurred in accordance with any Senior Lender Documents and any Second Priority Documents, as applicable.

“Grantors” shall mean the Company, Holdings and each of the Company’s Subsidiaries that has executed and delivered a Second Priority Collateral Document or a Senior Collateral Document.

“Indebtedness” shall mean and include all obligations that constitute “Indebtedness” within the meaning of the Second Priority Senior Secured Notes Indenture, the Credit Agreement, the Bridge Loan Credit Agreement or the Other First Priority Lien Obligations Credit Documents.

“Indenture Secured Parties” shall mean the Persons holding Noteholder Claims, including the Trustee.

“Insolvency or Liquidation Proceeding” shall mean (a) any voluntary or involuntary case or proceeding under any Bankruptcy Law with respect to any Grantor, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to any of its assets, (c) any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.

“Joinder Agreement” shall mean an agreement in form and substance substantially similar to Exhibit A hereto, including with appropriate adjustments as permitted by Section 8.22 hereof.

“Lien” shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, hypothecation, pledge, charge, security interest or similar encumbrance in or on such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or an financing lease having substantially the same economic effect as any of the foregoing) relating to such asset.

“Loan Parties” shall mean Holdings, the Company and the Subsidiary Loan Parties.

“Note Guarantors” shall have the meaning set forth in the recitals.

“Noteholder Claims” shall mean all Obligations in respect of the Notes or arising under the Noteholder Documents or any of them, including all fees and expenses of the Trustee thereunder.

“Noteholder Collateral” shall mean all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Noteholder Claim.

“Noteholder Collateral Agreement” shall mean the Collateral Agreement dated as of September 20, 2006, among the Company, certain other Grantors and the Trustee in respect of the Second Priority Senior Secured Notes Indenture.

“Noteholder Collateral Documents” shall mean the Noteholder Collateral Agreement and any other document or instrument pursuant to which a Lien is granted by any Grantor to secure any Noteholder Claims or under which rights or remedies with respect to any such Lien are governed.

“Noteholder Documents” shall mean (a) the Second Priority Senior Secured Notes Indenture, the Notes, the Noteholder Collateral Documents and (b) any other related document or instrument executed and delivered pursuant to any Noteholder Document described in clause (a) above evidencing or governing any Obligations thereunder.

“Notes” shall mean (a) (i) the initial $525,000,000 in aggregate principal amount of 87/8% second priority senior secured fixed rate notes due 2014 and (ii) the initial $225,000,000 in aggregate principal amount of second priority senior secured floating rate notes due 2014, each issued by the Company pursuant to the Second Priority Senior Secured Notes Indenture, (b) the exchange notes issued in exchange therefor as contemplated by the Registration Rights Agreement dated as of September 20, 2006, among the Company, certain of the Company’s Subsidiaries and the initial purchasers party thereto and (c) any additional notes issued under the Second Priority Senior Secured Notes Indenture by the Company, to the extent permitted by the Second Priority Senior Secured Notes Indenture, the Credit Agreement, the Bridge Loan Credit Agreement, the Other First Priority Lien Obligations Credit Documents, any other Senior Lender Documents and any Second Priority Document, as applicable.

“Obligations” shall mean, with respect to any Person, any payment, performance or other obligations of such Person of any kind, including, without limitation, any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any Insolvency or Liquidation Proceeding. Without limiting the generality of the foregoing, the Obligations of any Grantor under any Senior Lender Document or Second Priority Document include the obligations to pay principal, interest (including interest accrued on or accruing after the commencement of any Insolvency or Liquidation Proceeding, whether or not a claim for post-filing interest is allowed in such proceeding) or premium on any Indebtedness, letter of credit commissions (if applicable), charges, expenses, fees, attorneys’ fees and disbursements, indemnities and other amounts payable by such Grantor to reimburse any amount in respect of any of the foregoing that any Senior Lender or Second Priority Secured Party, in its sole discretion, many elect to pay or advance on behalf of such Grantor.

“Officers’ Certificate” shall have the meaning set forth in the Second Priority Senior Secured Notes Indenture.

“Person” shall mean an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

“Pledged Collateral” shall mean the Common Collateral in the possession of any First Lien Agent (or its agents or bailees), to the extent that possession thereof perfects a Lien thereon under the Uniform Commercial Code.

“Recovery” shall have the meaning set forth in Section 6.4.

“Required Lenders” shall mean, with respect to any Senior Lender Documents, those Senior Lenders the approval of which is required to approve an amendment or modification of, termination or waiver of any provision of or consent to any departure from such Senior Lender Documents (or would be required to effect such consent under this Agreement if such consent were treated as an amendment of the Senior Lender Documents).

“Second Lien Fixed Rate Notes” shall mean the Borrower’s 87/8% Second Priority Senior Secured Notes due 2014, issued pursuant to the Second Priority Senior Secured Notes Indenture and any notes issued by the Company in exchange for, and as contemplated by, the Second Lien Fixed Rate Notes and the related registration rights agreement with substantially identical terms as the Second Lien Fixed Rate Notes.

“Second Lien Floating Rate Notes” shall mean the Borrower’s floating rate Second Priority Senior Secured Notes due 2014, issued pursuant to the Second Priority Senior Secured Notes Indenture and any notes issued by the Company in exchange for, and as contemplated by, the Second Lien Floating Rate Notes and the related registration rights agreement with substantially identical terms as the Second Lien Floating Rate Notes.

“Second Priority Agents” shall mean (a) the Trustee as agent for the Indenture Secured Parties and (b) the collateral agent for any Future Second Lien Indebtedness (including the Trustee).

“Second Priority Claims” shall mean the Noteholder Claims and all other Obligations in respect of, or arising under, the Second Priority Documents, including all fees and expenses of the collateral agent for any Future Second Lien Indebtedness.

“Second Priority Collateral” shall mean the Noteholder Collateral and all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Future Second Lien Indebtedness.

“Second Priority Collateral Agreements” shall mean the Noteholder Collateral Agreement and any comparable agreement with respect to any Future Second Lien Indebtedness.

“Second Priority Collateral Documents” shall mean the Noteholder Collateral Documents and any other agreement, document or instrument pursuant to which a Lien is now or hereafter granted securing any Second Priority Claims or under which rights or remedies with respect to such Liens are at any time governed.

“Second Priority Designated Agent” shall mean such agent or trustee as is designated “Second Priority Designated Agent” by Second Priority Secured Parties holding a majority in principal amount of the Second Priority Claims then outstanding; it being understood that as of the date of this Agreement and for so long as any Obligations under the Second Priority Senior Secured Notes Indenture remain outstanding, the Trustee shall be so designated Second Priority Designated Agent.

“Second Priority Documents” shall mean the Noteholder Documents and any other document or instrument evidencing or governing any Future Second Lien Indebtedness.

“Second Priority Lien” shall mean any Lien on any assets of the Company or any other Grantor securing any Second Priority Claims.

“Second Priority Secured Parties” shall mean the Indenture Secured Parties and all other Persons holding any Second Priority Claims, including the collateral agent for any Future Second Lien Indebtedness.

“Second Priority Senior Secured Notes Indenture” shall have the meaning set forth in the recitals.

“Secured Hedge Agreements” shall mean each Swap Agreement that (i) is in effect on the Closing Date with a counterparty that is a Senior Lender or an Affiliate of a Senior Lender as of the Closing Date or (ii) is entered into after the Closing Date with any counterparty that is a Senior Lender or an Affiliate of a Senior Lender at the time such Swap Agreement is entered into.

“Securities Account” shall have the meaning set forth in the Uniform Commercial Code.

“Senior Collateral Agreement” shall mean the Guarantee and Collateral Agreement dated as of April 3, 2007, among the Company, the other Grantors, Holdings and Credit Suisse, Cayman Islands Branch, and Bank of America, N.A. as collateral agents for the secured parties referred to therein.

“Senior Collateral Documents” shall mean the Senior Collateral Agreement, the Bridge Loan Security Agreement, the Other First Priority Lien Obligations Security Documents and any security agreement, mortgage or other agreement, document or instrument pursuant to which a Lien is now or hereafter granted securing any Senior Lender Claims or under which rights or remedies with respect to such Lien are at any time governed.

“Senior Fixed Collateral Intercreditor Agreement” shall mean the Senior Fixed Lender Intercreditor Agreement, dated as of February 5, 2008, among Bank of America, N.A., Credit Suisse, Cayman Islands Branch, Holdings, the Company and the subsidiaries of the Company party thereto.

“Senior Lender Cash Management Obligations” shall mean, with respect to any Grantor, the due and punctual payment and performance of all obligations of such Grantor in respect of overdrafts and related liabilities owed to a Senior Lender under the Revolving Credit Agreement or any of its Affiliates (or any other Person designated by the Company as a provider of cash management services and entitled to the benefit of the Senior Collateral Agreement) and arising from cash management services (including treasury, depository, overdraft, credit or debit card, electronic funds transfer, Automated Clearing House services and other cash management arrangements).

“Senior Lender Claims” shall mean all Obligations arising under the Credit Agreement, the Bridge Loan Credit Agreement, the Other First Priority Lien Obligations Credit Documents and any other Senior Lender Documents, whether or not such Obligations constitute Indebtedness, including, without limitation, (a) Obligations arising under Secured Hedge Agreements, (b) Senior Lender Cash Management Obligations and (c) Obligations under any credit agreement that is an exchange or replacement for or an extension, increase or refinancing of any other Senior Lender Claims. Senior Lender Claims shall include all interest and expenses accrued or accruing (or that would, absent the commencement of an Insolvency or Liquidation Proceeding, accrue) after the commencement of an Insolvency or Liquidation Proceeding in accordance with and at the rate specified in the relevant Senior Lender Documents whether or not the claim for such interest or expenses is allowed or allowable as a claim in such Insolvency or Liquidation Proceeding.

“Senior Lender Collateral” shall mean all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Senior Lender Claim.

“Senior Lender Documents” shall mean the Term Loan Documents, the Revolving Facility Documents, the Bridge Loan Documents, the Other First Priority Lien Obligations Documents, the Senior Collateral Documents, the Senior Lender Intercreditor Agreement, the Senior Fixed Collateral Intercreditor Agreement and each of the other agreements, documents and instruments (including each agreement, document or instrument providing for or evidencing a Senior Lender Hedging Obligation or Senior Lender Cash Management Obligation) providing for, evidencing or securing any Senior Lender Claim, including, without limitation, any Obligation under the Credit Agreement and any other related document or instrument executed or delivered pursuant to any such document at any time or otherwise evidencing or securing any Indebtedness arising under any such document.

“Senior Lender Hedging Obligations” shall mean any Obligations under Secured Hedge Agreements.

“Senior Lender Intercreditor Agreement” shall mean the Second Amended and Restated Senior Lender Priority and Intercreditor Agreement dated as of February 5, 2008 among Credit Suisse, Cayman Islands Branch, as Term Facility Administrative Agent and Term Facility Collateral Agent, Bank of America, N.A., as Revolving Facility Administrative Agent, Revolving Facility Collateral Agent, Bridge Loan Administrative Agent and Bridge Loan Collateral Agent, Holdings, the Company and certain subsidiaries of Holdings, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Senior Lenders” shall mean the Persons holding Senior Lender Claims, including the First Lien Agents.

“Subsidiary” shall mean any “Subsidiary” of the Company as defined in the Credit Agreement.

“Subsidiary Loan Party” shall mean (a) each Domestic Subsidiary of the Company on the Closing Date and (b) each Domestic Subsidiary of the Company that becomes, or is required to become, a party to the Senior Collateral Agreement, the Bridge Loan Security Agreement, any Other First Priority Lien Obligations Security Agreements and this Agreement after the Closing Date.

“Swap Agreement” shall mean any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities (including, for the avoidance of doubt, resin), equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided, that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of Holdings, the Company or any of the Subsidiaries shall be a Swap Agreement.

“Trustee” shall mean Wells Fargo Bank, N.A., in its capacity as trustee under the Second Priority Senior Secured Notes Indenture and as collateral agent under the Noteholder Collateral Documents, and its successors in such capacity.

“Uniform Commercial Code” or “UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

1.2           Terms Generally

. (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified in accordance with this Agreement, (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections shall be construed to refer to Sections of this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

(b)           Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Senior Lender Intercreditor Agreement.

SECTION 2.	Lien Priorities.

2.1           Subordination of Liens

. Notwithstanding (i) the date, time, method, manner or order of filing or recordation of any document or instrument or grant, attachment or perfection (including any defect or deficiency or alleged defect or deficiency in any of the foregoing) of any Liens granted to the Second Priority Secured Parties on the Common Collateral or of any Liens granted to any First Lien Agent or Senior Lenders on the Common Collateral, (ii) any provision of the UCC, the Bankruptcy Code, or any applicable law or the Second Priority Documents or the Senior Lender Documents, (iii) whether any First Lien Agent, either directly or through agents, holds possession of, or has control over, all or any part of the Common Collateral, (iv) the fact that any such Liens may be subordinated, voided, avoided, invalidated or lapsed or (v) any other circumstance of any kind or nature whatsoever, each Second Priority Agent, on behalf of itself and each applicable Second Priority Secured Party, hereby agrees that: (a) any Lien on the Common Collateral securing any Senior Lender Claims now or hereafter held by or on behalf of any First Lien Agent or any Senior Lenders or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall have priority over and be senior in all respects and prior to any Lien on the Common Collateral securing any Second Priority Claims and (b) any Lien on the Common Collateral securing any Second Priority Claims now or hereafter held by or on behalf of the Trustee or any Second Priority Secured Parties or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Common Collateral securing any Senior Lender Claims. All Liens on the Common Collateral securing any Senior Lender Claims shall be and remain senior in all respects and prior to all Liens on the Common Collateral securing any Second Priority Claims for all purposes, whether or not such Liens securing any Senior Lender Claims are subordinated to any Lien securing any other obligation of the Company, any other Grantor or any other Person.

2.2           Prohibition on Contesting Liens

. Each Second Priority Agent, for itself and on behalf of each applicable Second Priority Secured Party, and each First Lien Agent, for itself and on behalf of each Senior Lender in respect of which it serves as First Lien Agent, agrees that it shall not (and hereby waives any right to) take any action to challenge, contest or support any other Person in contesting or challenging, directly or indirectly, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, perfection, priority or enforceability of (a) a Lien securing any Senior Lender Claims held (or purported to be held) by or on behalf of any First Lien Agent or any of the Senior Lenders or any agent or trustee therefor in any Senior Lender Collateral or (b) a Lien securing any Second Priority Claims held (or purported to be held) by or on behalf of any Second Priority Secured Party in the Common

Collateral, as the case may be; provided, however, that nothing in this Agreement shall be construed to prevent or impair the rights of any First Lien Agent or any Senior Lender to enforce this Agreement (including the priority of the Liens securing the Senior Lender Claims as provided in Section 2.1) or any of the Senior Lender Documents.

2.3           No New Liens

. So long as the Discharge of Senior Lender Claims has not occurred, each Second Priority Agent agrees, for itself and on behalf of each applicable Second Priority Secured Party, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, that it shall not acquire or hold any Lien on any assets of the Company or any other Grantor securing any Second Priority Claims that are not also subject to the first-priority Lien in respect of the Senior Lender Claims under the Senior Lender Documents. If any Second Priority Agent or any Second Priority Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any collateral that is not also subject to the first-priority Lien in respect of the Senior Lender Claims under the Senior Lender Documents, then such Second Priority Agent shall, without the need for any further consent of any party and notwithstanding anything to the contrary in any other document, be deemed to also hold and have held such lien for the benefit of the First Lien Agents as security for the Senior Lender Claims (subject to the lien priority and other terms hereof) and shall promptly notify each First Lien Agent in writing of the existence of such Lien and in any event take such actions as may be requested by any First Lien Agent to assign or release such Liens to the First Lien Agents (and/or each of its designee) as security for the applicable Senior Lender Claims.

2.4           Perfection of Liens

. Neither the First Lien Agents nor the Senior Lenders shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Common Collateral for the benefit of the Second Priority Agents and the Second Priority Secured Parties. The provisions of this Agreement are intended solely to govern the respective Lien priorities as between the Senior Lenders and the Second Priority Secured Parties and shall not impose on the First Lien Agents, the Second Priority Agents, the Second Priority Secured Parties or the Senior Lenders or any agent or trustee therefor any obligations in respect of the disposition of proceeds of any Common Collateral which would conflict with prior perfected claims therein in favor of any other Person or any order or decree of any court or governmental authority or any applicable law.

2.5           Waiver of Marshalling

. Until the Discharge of Senior Lender Claims, the Second Priority Agent, on behalf of itself and the Second Priority Secured Parties, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Common Collateral or any other similar rights a junior secured creditor may have under applicable law.

SECTION 3.	Enforcement.

3.1           Exercise of Remedies.

(a)           So long as the Discharge of Senior Lender Claims has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, (i) no Second Priority Agent or any Second Priority Secured Party will (x) exercise or seek to exercise any rights or remedies (including setoff or recoupment) with respect to any Common Collateral or any other security in respect of any applicable Second Priority Claims, or exercise any right under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement, or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure), contest, protest or object to any foreclosure proceeding or action brought with respect to the Common Collateral or any other collateral by any First Lien Agent or any Senior Lender in respect of the Senior Lender Claims, the exercise of any right by any First Lien Agent or any Senior Lender (or any agent or sub-agent on their behalf) in respect of the Senior Lender Claims under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which any Second Priority Agent or any Second Priority Secured Party either is a party or may have rights as a third party beneficiary, or any other exercise by any such party, of any rights and remedies relating to the Common Collateral or any other collateral under the Senior Lender Documents or otherwise in respect of Senior Lender Claims, or (z) object to the forbearance by the Senior Lenders from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Common Collateral or any other collateral in respect of Senior Lender Claims and (ii) except as otherwise provided herein, each First Lien Agent and the Senior Lenders shall have the exclusive right to enforce rights, exercise remedies (including setoff and the right to credit bid their debt) and make determinations regarding the release, disposition or restrictions with respect to the Common Collateral without any consultation with or the consent of any Second Priority Agent or any Second Priority Secured Party; provided, however, that (A) in any Insolvency or Liquidation Proceeding commenced by or against the Company or any other Grantor, each Second Priority Agent may file a proof of claim or statement of interest with respect to the applicable Second Priority Claims and (B) each Second Priority Agent may take any action (not adverse to the prior Liens on the Common Collateral securing the Senior Lender Claims, or the rights of either First Lien Agent or the Senior Lenders to exercise remedies in respect thereof) in order to create, prove, perfect, preserve or protect (but not enforce) its rights in, and perfection and priority of its Lien on, the Common Collateral. In exercising rights and remedies with respect to the Senior Lender Collateral, each First Lien Agent and the Senior Lenders may enforce the provisions of the Senior Lender Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Common Collateral or other collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the uniform commercial code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(b)           So long as the Discharge of Senior Lender Claims has not occurred, each Second Priority Agent, on behalf of itself and each applicable Second Priority Secured Party, agrees that it will not take or receive any Common Collateral or other collateral or any proceeds of Common Collateral or other collateral in connection with the exercise of any right or remedy (including setoff or recoupment) with respect to any Common Collateral or other collateral in respect of the applicable Second Priority Claims. Without limiting the generality of the foregoing, unless and until the Discharge of Senior Lender Claims has occurred, except as expressly provided in the proviso in clause (ii) of Section 3.1(a), the sole right of the Second Priority Agents and the Second Priority Secured Parties with respect to the Common Collateral or any other collateral is to hold a Lien on the Common Collateral or such other collateral in respect of the applicable Second Priority Claims pursuant to the Second Priority Documents, as applicable, for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of Senior Lender Claims has occurred.

(c)           Subject to the proviso in clause (ii) of Section 3.1(a) above, (i) each Second Priority Agent, for itself and on behalf of each applicable Second Priority Secured Party, agrees that no Second Priority Agent or any Second Priority Secured Party will take any action that would hinder any exercise of remedies undertaken by any First Lien Agent or Senior Lenders with respect to the Common Collateral or any other collateral under the Senior Lender Documents, including any sale, lease, exchange, transfer or other disposition of the Common Collateral or such other collateral, whether by foreclosure or otherwise, and (ii) each Second Priority Agent, for itself and on behalf of each applicable Second Priority Secured Party, hereby waives any and all rights it or any Second Priority Secured Party may have as a junior lien creditor or otherwise to object to the manner in which any First Lien Agent or Senior Lenders seek to enforce or collect the Senior Lender Claims or the Liens granted in any of the Senior Lender Collateral, regardless of whether any action or failure to act by or on behalf of any First Lien Agent or Senior Lenders is adverse to the interests of the Second Priority Secured Parties.

(d)           Each Second Priority Agent hereby acknowledges and agrees that no covenant, agreement or restriction contained in any applicable Second Priority Document shall be deemed to restrict in any way the rights and remedies of any First Lien Agent or Senior Lenders with respect to the Senior Lender Collateral as set forth in this Agreement and the Senior Lender Documents.

3.2           Cooperation

. Subject to the proviso in clause (ii) of Section 3.1(a), each Second Priority Agent, on behalf of itself and each applicable Second Priority Secured Party, agrees that, unless and until the Discharge of Senior Lender Claims has occurred, it will not commence, or join with any Person (other than the Senior Lenders and any First Lien Agent upon the request thereof) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in the Common Collateral or any other collateral under any of the applicable Second Priority Documents or otherwise in respect of the applicable Second Priority Claims relating to the Common Collateral.

3.3           Actions Upon Breach

. If any Second Priority Secured Party, in contravention of the terms of this Agreement, in any way takes, attempts to or threatens to take any action with respect to the Common Collateral (including, without limitation, any attempt to realize upon or enforce any remedy with respect to this Agreement), this Agreement shall create an irrebuttable presumption and admission by such Second Priority Secured Party that relief against such Second Priority Secured Party by injunction, specific performance and/or other appropriate equitable relief is necessary to prevent irreparable harm to the Senior Lenders, it being understood and agreed by the Trustee on behalf of each Second Priority Secured Party that (i) the Senior Lenders’ damages from its actions may at that time be difficult to ascertain and may be irreparable, and (ii) each Second Priority Secured Party waives any defense that the Grantors and/or the Senior Lenders cannot demonstrate damage and/or can be made whole by the awarding of damages.

SECTION 4.	Payments.

4.1           Application of Proceeds

. So long as the Discharge of Senior Lender Claims has not occurred, the Common Collateral and any other collateral in respect of the Second Priority Claims or proceeds thereof received in connection with the sale or other disposition of, or collection on, such Common Collateral or other collateral upon the exercise of remedies as a secured party, shall be applied by the First Lien Agents to the Senior Lender Claims in such order as specified in the relevant Senior Lender Documents until the Discharge of Senior Lender Claims has occurred. Upon the Discharge of Senior Lender Claims, subject to Section 5.7 hereof, each of the First Lien Agents shall deliver promptly to the Second Priority Designated Agent any Common Collateral or proceeds thereof held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct to be applied by the Second Priority Designated Agent ratably to the Second Priority Claims in such order as specified in the Second Priority Documents.

4.2           Payments Over.

 Any Common Collateral or other collateral in respect of the Second Priority Claims or proceeds thereof received by any Second Priority Agent or any Second Priority Secured Party in connection with the exercise of any right or remedy (including setoff or recoupment) relating to the Common Collateral or such other collateral prior to the Discharge of Senior Lender Claims shall be segregated and held in trust for the benefit of and forthwith paid over to the Applicable Collateral Agent (as such term is defined in the Senior Lender Intercreditor Agreement) (and/or its designees) for the benefit of the Senior Lenders in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The First Lien Agents are each hereby individually authorized to make any such endorsements as agent for any Second Priority Agent or any such Second Priority Secured Party. This authorization is coupled with an interest and is irrevocable.

SECTION 5.	Other Agreements.

5.1           Releases.

(a)           If, at any time any Grantor or the holder of any Senior Lender Claim delivers notice to each Second Priority Agent that any specified Common Collateral (including all or substantially all of the equity interests of a Grantor or any of its Subsidiaries) (including for such purpose, in the case of the sale of equity interests in any Subsidiary, any Common Collateral held by such Subsidiary or any direct or indirect Subsidiary thereof) is (A) sold, transferred or otherwise disposed of:

(i)           by the owner of such Common Collateral in a transaction permitted under each Credit Agreement, the Bridge Loan Credit Agreement, the Other First Priority Lien Obligations Credit Documents, the Second Priority Senior Secured Notes Indenture and each other Senior Lender Document and Second Priority Document (if any); or

(ii)           during the existence of any Event of Default under (and as defined in) any Credit Agreement, the Bridge Loan Credit Agreement or the Other First Priority Lien Obligations Credit Documents to the extent that any of the First Lien Agents has consented to such sale, transfer or disposition;

(B) or otherwise released as permitted by each Credit Agreement, the Bridge Loan Credit Agreement and the Other First Priority Lien Obligations Credit Documents,

then (whether or not any Insolvency or Liquidation Proceeding is pending at the time) the Liens in favor of the Second Priority Secured Parties upon such Common Collateral will automatically be released and discharged as and when, but only to the extent, such Liens on such Common Collateral securing Senior Lender Claims are released and discharged. Upon delivery to each Second Priority Agent of a notice from any First Lien Agent stating that any release of Liens securing or supporting the Senior Lender Claims has become effective (or shall become effective upon each Second Priority Agent’s release) (whether in connection with a sale of such assets by the relevant Grantor pursuant to the preceding sentence or otherwise), each Second Priority Agent will promptly execute and deliver such instruments, releases, termination statements or other documents confirming such release on customary terms at the expense of the Company. In the case of the sale of all or substantially all of the capital stock of a Grantor or any of its Subsidiaries, the guarantee in favor of the Second Priority Secured Parties, if any, made by such Grantor or Subsidiary will automatically be released and discharged as and when, but only to the extent, the guarantee by such Grantor or Subsidiary of Senior Lender Claims is released and discharged.

(b)           Each Second Priority Agent, for itself and on behalf of each applicable Second Priority Secured Party, hereby irrevocably constitutes and appoints each First Lien Agent and any officer or agent of such First Lien Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of each Second Priority Agent or such holder or in such First Lien Agent’s own name, from time to time in such First Lien Agent’s discretion, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Section 5.1, including any termination statements, endorsements or other instruments of transfer or release.

(c)           Unless and until the Discharge of Senior Lender Claims has occurred, each Second Priority Agent, for itself and on behalf of each applicable Second Priority Secured Party, hereby consents to the application, whether prior to or after a default, of proceeds of Common Collateral or other collateral to the repayment of Senior Lender Claims pursuant to the Senior Lender Intercreditor Agreement, the Senior Fixed Collateral Intercreditor Agreement and the other Senior Lender Documents; provided that nothing in this Section 5.1(c) shall be construed to prevent or impair the rights of the Second Priority Agents or the Second Priority Secured Parties to receive proceeds in connection with the Second Priority Claims not otherwise in contravention of this Agreement.

5.2           Insurance

. Unless and until the Discharge of Senior Lender Claims has occurred, each First Lien Agent and the Senior Lenders shall have the sole and exclusive right, subject to the rights of the Grantors under the Senior Lender Documents, to adjust settlement for any insurance policy covering the Common Collateral or any other collateral in respect of the Second Priority Claims in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Common Collateral or such other collateral. Unless and until the Discharge of Senior Lender Claims has occurred, all proceeds of any such policy and any such award if in respect of the Common Collateral or such other collateral shall be paid (a) first, prior to the occurrence of the Discharge of Senior Lender Claims, to the First Lien Agents for the benefit of Senior Lenders pursuant to the terms of the Senior Lender Documents and the Senior Lender Intercreditor Agreement, (b) second, after the occurrence of the Discharge of Senior Lender Claims, to the Second Priority Agents for the benefit of the Second Priority Secured Parties pursuant to the terms of the applicable Second Priority Documents and (c) third, if no Second Priority Claims are outstanding, to the owner of the subject property, such other person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. If any Second Priority Agent or any Second

Priority Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to any First Lien Agent in accordance with the terms of Section 4.2.

5.3           Amendments to Second Priority Collateral Documents.

(a)           So long as the Discharge of Senior Lender Claims has not occurred, without the prior written consent of the First Lien Agents and the Required Lenders, no Second Priority Collateral Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Second Priority Collateral Document, would be prohibited by or inconsistent with any of the terms of this Agreement. Each Second Priority Agent agrees that each applicable Second Priority Collateral Document executed as of the date hereof shall include the following language (or language to similar effect approved by the First Lien Agents):

“Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the [applicable Second Priority Agent] pursuant to this agreement are expressly subject and subordinate to the liens and security interests granted to Bank of America, N.A. and Credit Suisse, Cayman Islands Branch, as collateral agents (and their respective permitted successors), for the benefit of the lenders referred to below, pursuant to the Guarantee and Collateral Agreement dated as of April 3, 2007 (as amended, amended and restated, supplemented or otherwise modified from time to time), from the Company and the other “Pledgors” referred to therein, in favor of Bank of America, N.A. and Credit Suisse, Cayman Islands Branch, as collateral agents and to the liens and security interests granted to Bank of America, N.A. as the Bridge Loan Collateral Agent pursuant to the Bridge Loan Guarantee and Collateral Agreement dated as of February 5, 2008 (as amended, supplemented or otherwise modified from time to time) [and] to the liens and security interests granted to [Other First Priority Lien Obligations Collateral Agent] pursuant to [Other First Priority Lien Obligations Security Document (as amended, supplemented or otherwise modified from time to time)], and (ii) the exercise of any right or remedy by the [applicable Second Priority Agent] hereunder is subject to the limitations and provisions of the Second Amended and Restated Intercreditor Agreement dated as of February 5, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), by and among Credit Suisse, Cayman Islands Branch and Bank of America, N.A. in their capacities as First Lien Agents, Wells Fargo Bank, N.A., Holdings, the Company and the subsidiaries party thereto. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this agreement, the terms of the Intercreditor Agreement shall govern.”

(b)           In the event that the First Lien Agents or the Senior Lenders enter into any amendment, waiver or consent in respect of or replace any of the Senior Collateral Document for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Senior Collateral Document or changing in any manner the rights of the First Lien Agents, the Senior Lenders, the Company or any other Grantor thereunder (including the release of any Liens in Senior Lender Collateral), then such amendment, waiver or consent shall apply automatically to any comparable provision of each Comparable Second Priority Collateral Document without the consent of any Second Priority Agent or any Second Priority Secured Party and without any action by any Second Priority Agent, the Company or any other Grantor; provided, that such amendment, waiver or consent does not materially adversely affect the rights of the Second Priority Secured Parties or the interests of the Second Priority Secured Parties in the Second Priority Collateral and not the other creditors of the Company or such Grantor, as the case may be, that have a security interest in the affected collateral in a like or similar manner (without regard to the fact that the Lien of such Senior Collateral Document is senior to the Lien of the Comparable Second Priority Collateral Document). The relevant First Lien Agent may give written notice of such amendment, waiver or consent to each Second Priority Agent; provided that the failure to give such notice shall not affect the effectiveness of such amendment, waiver or consent with respect to the provisions of any Second Priority Collateral Document as set forth in this Section 5.3(b).

(c)           Anything contained herein to the contrary notwithstanding, until the Discharge of Senior Lender Claims has occurred, no Second Priority Collateral Document may be amended, supplemented or otherwise modified or entered into without the prior written consent of the First Lien Agents and, without limitation on the foregoing, no Second Priority Collateral Document shall be entered into unless the collateral covered thereby is also subject to a perfected first-priority interest in favor of the First Lien Agents for the benefit of the Senior Lenders pursuant to the Senior Collateral Documents.

5.4           Rights As Unsecured Creditors

. Notwithstanding anything to the contrary in this Agreement, the Second Priority Agents and the Second Priority Secured Parties may exercise rights and remedies as an unsecured creditor against the Company or any Subsidiary that has guaranteed the Second Priority Claims in accordance with the terms of the applicable Second Priority Documents and applicable law, in each case to the extent not inconsistent with the provisions of this Agreement. Nothing in this Agreement shall prohibit the receipt by any Second Priority Agent or any Second Priority Secured Party of the required payments of interest and principal so long as such receipt is not the direct or indirect result of (a) the exercise by any Second Priority Agent or any Second Priority Secured Party of rights or remedies as a secured creditor in respect of Common Collateral or other collateral or (b) enforcement in contravention of this Agreement of any Lien in respect of Second Priority Claims held by any of them. In the event any Second Priority Agent or any Second Priority Secured Party becomes a judgment lien creditor or other secured creditor in respect of Common Collateral or other collateral as a result of its enforcement of its rights as an unsecured creditor in respect of Second Priority Claims or otherwise, such judgment or other lien shall be subordinated to the Liens securing Senior Lender Claims on the same basis as the other Liens securing the Second Priority Claims are so subordinated to such Liens securing Senior Lender Claims under this Agreement. Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the First Lien Agents or the Senior Lenders may have with respect to the Senior Lender Collateral.

5.5           First Lien Agents as Gratuitous Bailees for Perfection.

(a)           Each First Lien Agent agrees to hold the Pledged Collateral that is part of the Common Collateral that is in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for each Second Priority Agent and any assignee solely for the purpose of perfecting the security interest granted in such Pledged Collateral pursuant to the Second Priority Collateral Agreements, subject to the terms and conditions of this Section 5.5 (such bailment being intended, among other things, to satisfy the requirements of Sections 8-106(d)(3), 8-301(a)(2) and 9-313(c) of the UCC).

(b)           In the event that any First Lien Agent (or its agent or bailees) has Lien filings against Intellectual Property (as defined in the Senior Collateral Agreement and the Bridge Loan Security Agreement) that is part of the Common Collateral that are necessary for the perfection of Liens in such Common Collateral, such First Lien Agent agrees to hold such Liens as gratuitous bailee for each Second Priority Agent and any assignee solely for the purpose of perfecting the security interest granted in such Liens pursuant to the Second Priority Collateral Agreements, subject to the terms and conditions of this Section 5.5.

(c)           Except as otherwise specifically provided herein (including Sections 3.1 and 4.1), until the Discharge of Senior Lender Claims has occurred, any First Lien Agent shall be entitled to deal with the Pledged Collateral in accordance with the terms of the Senior Lender Intercreditor Agreement, the Senior Fixed Collateral Intercreditor Agreement and the other Senior Lender Documents as if the Liens under the Second Priority Collateral Documents did not exist. The rights of the Second Priority Agents and the Second Priority Secured Parties with respect to such Pledged Collateral shall at all times be subject to the terms of this Agreement.

(d)           The First Lien Agents shall have no obligation whatsoever to any Second Priority Agent or any Second Priority Secured Party to assure that the Pledged Collateral is genuine or owned by the Grantors or to protect or preserve rights or benefits of any Person or any rights pertaining to the Common Collateral except as expressly set forth in this Section 5.5. The duties or responsibilities of the First Lien Agents under this Section 5.5 shall be limited solely to holding the Pledged Collateral as gratuitous bailee for each Second Priority Agent for purposes of perfecting the Lien held by the Second Priority Secured Parties.

(e)           The First Lien Agents shall not have by reason of the Second Priority Collateral Documents or this Agreement or any other document a fiduciary relationship in respect of any Second Priority Agent or any Second Priority Secured Party and the Second Priority Agents and the Second Priority Secured Parties hereby waive and release the First Lien Agents from all claims and liabilities arising pursuant to the First Lien Agents’ role under this Section 5.5, as agent and gratuitous bailee with respect to the Common Collateral.

(f)           Upon the Discharge of Senior Lender Claims, the relevant First Lien Agent shall deliver to the Second Priority Designated Agent, to the extent that it is legally permitted to do so, the remaining Pledged Collateral (if any) and to the extent such Pledged Collateral is in the possession or control of such First Lien Agent (or its agents or bailees) together with any necessary endorsements (or otherwise allow the Second Priority Designated Agent to obtain control of such Pledged Collateral) or as a court of competent jurisdiction may otherwise direct. The Company shall take such further action as is required to effectuate the transfer contemplated hereby and shall indemnify the First Lien Agents for loss or damage suffered by any First Lien Agent as a result of such transfer except for loss or damage suffered by any First Lien Agent as a result of its own willful misconduct, gross negligence or bad faith. The First Lien Agents have no obligation to follow instructions from any Second Priority Agent in contravention of this Agreement.

(g)           Neither the First Lien Agents nor the Senior Lenders shall be required to marshal any present or future collateral security for the Company’s or its Subsidiaries’ obligations to the First Lien Agents or the Senior Lenders under the Credit Agreement, the Senior Collateral Documents or the Senior Lender Intercreditor Agreement or any assurance of payment in respect thereof or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights in respect of such collateral security or any assurance of payment in respect thereof shall be cumulative and in addition to all other rights, however existing or arising.

5.6           Second Priority Designated Agent as Gratuitous Bailee for Perfection.

(a)           Upon the Discharge of Senior Lender Claims, the Second Priority Designated Agent agrees to hold the Pledged Collateral that is part of the Common Collateral in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for the other Second Priority Agents and any assignee solely for the purpose of perfecting the security interest granted in such Pledged Collateral pursuant to the applicable Second Priority Collateral Agreement, subject to the terms and conditions of this Section 5.6.

(b)           In the event that the Second Priority Designated Agent (or its agent or bailees) has Lien filings against Intellectual Property (as defined in the Senior Collateral Agreement and the Bridge Loan Security Agreement) that is part of the Common Collateral that are necessary for the perfection of Liens in such Common Collateral, upon the Discharge of Senior Lender Claims, the Second Priority Designated Agent agrees to hold such Liens as gratuitous bailee for the other Second Priority Agents and any assignee solely for the purpose of perfecting the security interest granted in such Liens pursuant to the applicable Second Priority Collateral Agreement, subject to the terms and conditions of this Section 5.6.

(c)           The Second Priority Designated Agent, in its capacity as gratuitous bailee, shall have no obligation whatsoever to the other Second Priority Agents to assure that the Pledged Collateral is genuine or owned by the Grantors or to protect or preserve rights or benefits of any Person or any rights pertaining to the Common Collateral except as expressly set forth in this Section 5.6. The duties or responsibilities of the Second Priority Designated Agent under this Section 5.6 upon the Discharge of Senior Lender Claims shall be limited solely to holding the Pledged Collateral as gratuitous bailee for the other Second Priority Agents for purposes of perfecting the Lien held by the applicable Second Priority Secured Parties.

(d)           The Second Priority Designated Agent shall not have by reason of the Second Priority Collateral Documents or this Agreement or any other document a fiduciary relationship in respect of the other Second Priority Agents (or the Second Priority Secured Parties for which such other Second Priority Agents are agents) and the other Second Priority Agents hereby waive and release the Second Priority Designated Agent from all claims and liabilities arising pursuant to the Second Priority Designated Agent’s role under this Section 5.6, as agent and gratuitous bailee with respect to the Common Collateral.

(e)           In the event that the Second Priority Designated Agent shall cease to be so designated the Second Priority Designated Agent pursuant to the definition of such term, the then Second Priority Designated Agent shall deliver to the successor Second Priority Designated Agent, to the extent that it is legally permitted to do so, the remaining Pledged Collateral (if any), together with any necessary endorsements (or otherwise allow the successor Second Priority Designated Agent to obtain control of such Pledged Collateral) or as a court of competent jurisdiction may otherwise direct, and such successor Second Priority Designated Agent shall perform all duties of the Second Priority Designated Agent as set forth herein. The Company shall take such further action as is required to effectuate the transfer contemplated hereto and shall indemnify the Second Priority Designated Agent for loss or damage suffered by the Second Priority Designated Agent as a result of such transfer except for loss or damage suffered by the Second Priority Designated Agent as a result of its own willful misconduct, gross negligence or bad faith. The Second Priority Designated Agent has no obligation to follow instructions from the successor Second Priority Designated Agent in contravention of this Agreement.

5.7           Release Upon Discharge of Senior Lender Claims; No Release If Event of Default; Reinstatement.

(a)           Except as otherwise provided in clause (b) of this Section 5.7, upon the Discharge of Senior Lender Claims and the concurrent release of the Liens securing Senior Lender Claims, the Liens in favor of the Second Priority Secured Parties shall automatically be released and discharged.

(b)           Notwithstanding any other provisions contained in this Agreement, if an Event of Default (as defined in the Second Priority Senior Secured Notes Indenture or any other Second Priority Document, as applicable) exists on the date of Discharge of Senior Lender Claims, the Second Priority Liens on the Second Priority Collateral securing the Second Priority Claims relating to such Event of Default will not be released, except to the extent such Second Priority Collateral or any portion thereof was disposed of in order to repay Senior Lender Claims secured by such Second Priority Collateral, and thereafter the applicable Second Priority Agent will have the right to foreclose upon such Second Priority Collateral (but in such event, the Liens on such Second Priority Collateral securing the applicable Second Priority Claims will be released when such Event of Default and all other Events of Default under the Second Priority Senior Secured Notes Indenture or any other Second Priority Document, as applicable, cease to exist).

(c)           If, at any time after the Discharge of Senior Lender Claims has occurred, the Company incurs and designates any Senior Lender Claims, then such Discharge of Senior Lender Claims shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken prior to the date of such designation as a result of the occurrence of such first Discharge of Senior Lender Claims), and the applicable agreement governing such Senior Lender Claims shall automatically be treated as the Credit Agreement for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Common Collateral set forth herein and the granting by the First Lien Agents of amendments, waivers and consents hereunder. Upon receipt of notice of such designation (including the identity of any new First Lien Agent), each Second Priority Agent shall promptly (i) enter into such documents and agreements (at the expense of the Company), including amendments or supplements to this Agreement, as the Company or such new First Lien Agent shall reasonably request in writing in order to provide the new First Lien Agent the rights of the First Lien Agents contemplated hereby and (ii) to the extent then held by any Second Priority Agent, deliver to either First Lien Agent the Pledged Collateral that is Common Collateral together with any necessary endorsements (or otherwise allow such First Lien Agent to obtain possession or control of such Pledged Collateral).

SECTION 6.	Insolvency or Liquidation Proceedings.

6.1           Financing Issues

. If the Company or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and any First Lien Agent shall desire to permit the use of cash collateral or to permit the Company or any other Grantor to obtain financing under Section 363 or Section 364 of Title 11 of the United States Code or any similar provision in any Bankruptcy Law (“DIP Financing”), then each Second Priority Agent, on behalf of itself and each applicable Second Priority Secured Party, agrees that it will raise no objection to, and will not support any objection to, and will not otherwise contest (a) such use of cash collateral or DIP Financing and will not request adequate protection or any other relief in connection therewith (except to the extent permitted by Section 6.3) and, to the extent the Liens securing the Senior Lender Claims under the Senior Lender Documents are subordinated or pari passu with such DIP Financing, will subordinate its Liens in the Common Collateral and any other collateral to such DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Second Priority Claims are so subordinated to Liens securing Senior Lender Claims under this Agreement, (b) any motion for relief from the automatic stay or from any injunction against foreclosure or enforcement in respect of Senior Lender Claims made by any First Lien Agent or any holder of Senior Lender Claims, (c) any lawful exercise by any holder of Senior Lender Claims of the right to credit bid Senior Lender Claims at any sale in foreclosure of Senior Lender Collateral, (d) any other request for judicial relief made in any court by any holder of Senior Lender Claims relating to the lawful enforcement of any Lien on Senior Lender Collateral or (e) any order relating to a sale of assets of any Grantor for which any First Lien Agent has consented that provides, to the extent the sale is to be free and clear of Liens, that the Liens securing the Senior Lender Claims and the Second Priority Claims will attach to the proceeds of the sale on the same basis of priority as the Liens securing the Senior Lender Collateral do to the Liens securing the Second Priority Collateral in accordance with this Agreement.

6.2           Relief from the Automatic Stay

. Until the Discharge of Senior Lender Claims has occurred, each Second Priority Agent, on behalf of itself and each applicable Second Priority Secured Party, agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Common Collateral or any other collateral, without the prior written consent of all First Lien Agents and Required Lenders.

6.3           Adequate Protection

. Each Second Priority Agent, on behalf of itself and each applicable Second Priority Secured Party, agrees that none of them shall contest (or support any other Person contesting) (a) any request by any First Lien Agent or Senior Lenders for adequate protection or (b) any objection by any First Lien Agent or Senior Lenders to any motion, relief, action or proceeding based on such First Lien Agent’s or the Senior Lenders’ claiming a lack of adequate protection. Notwithstanding the foregoing, in any Insolvency or Liquidation Proceeding, (i) if the Senior Lenders (or any subset thereof) are granted adequate protection in the form of additional collateral in connection with any DIP Financing or use of cash collateral under Section 363 or Section 364 of Title 11 of the United States Code or any similar Bankruptcy Law, then each Second Priority Agent, on behalf of itself and any applicable Second Priority Secured Party, (A) may seek or request adequate protection in the form of a replacement Lien on such additional collateral, which Lien is subordinated to the Liens securing the Senior Lender Claims and such DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Second Priority Claims are so subordinated to the Liens securing Senior Lender Claims under this Agreement and (B) agrees that it will not seek or request, and will not accept, adequate protection in any other form, and (ii) in the event any Second Priority Agent, on behalf of itself or any applicable Second Priority Secured Party, seeks or requests adequate protection and such adequate protection is granted in the form of additional collateral, then such Second Priority Agent, on behalf of itself or each such Second Priority Secured Party, agrees that the First Lien Agents shall also be granted a senior Lien on such additional collateral as security for the applicable Senior Lender Claims and any such DIP Financing and that any Lien on such additional collateral securing the Second Priority Claims shall be subordinated to the Liens on such collateral securing the Senior Lender Claims and any such DIP Financing (and all Obligations relating thereto) and any other Liens granted to the Senior Lenders as adequate protection on the same basis as the other Liens securing the Second Priority Claims are so subordinated to such Liens securing Senior Lender Claims under this Agreement.

6.4           Avoidance Issues

. If any Senior Lender is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Company or any other Grantor (or any trustee, receiver or similar person therefor), because the payment of such amount was declared to be fraudulent or preferential in any respect or for any other reason, any amount (a “Recovery”), whether received as proceeds of security, enforcement of any right of setoff or otherwise, then as among the parties hereto the Senior Lender Claims shall be deemed to be reinstated to the extent of such Recovery and to be outstanding as if such payment had not occurred and the Senior Lenders shall be entitled to a Discharge of Senior Lender Claims with respect to all such recovered amounts and shall have all rights hereunder until such time. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto.

6.5           Application

. This Agreement shall be applicable prior to and after the commencement of any Insolvency or Liquidation Proceeding. All references herein to any Grantor shall apply to any trustee for such Person and such Person as debtor in possession. The relative rights as to the Common Collateral and other collateral and proceeds thereof shall continue after the filing thereof on the same basis as prior to the date of the petition, subject to any court order approving the financing of, or use of cash collateral by, any Grantor.

6.6           Waivers

. Until the Discharge of Senior Lender Claims has occurred, each Second Priority Agent, on behalf of itself and each applicable Second Priority Secured Party, (a) will not assert or enforce any claim under Section 506(c) of the United States Bankruptcy Code senior to or on a parity with the Liens securing the Senior Lender Claims for costs or expenses of preserving or disposing of any Common Collateral or other collateral, and (b) waives any claim it may now or hereafter have arising out of the election by any Senior Lender of the application of Section 1111(b)(2) of the Bankruptcy Code.

SECTION 7.	Reliance; Waivers; etc.

7.1           Reliance

. The consent by the Senior Lenders to the execution and delivery of the Second Priority Documents to which the Senior Lenders have consented and all loans and other extensions of credit made or deemed made on and after September 20, 2006 by the Senior Lenders to the Company or any Subsidiary shall be deemed to have been given and made in reliance upon this Agreement. Each Second Priority Agent, on behalf of itself and each applicable Second Priority Secured Party, acknowledges that it and the applicable Second Priority Secured Parties is not entitled to rely on any credit decision or other decisions made by any First Lien Agent or any Senior Lender in taking or not taking any action under the applicable Second Priority Document or this Agreement.

7.2           No Warranties or Liability

. Neither any First Lien Agent nor any Senior Lender shall have been deemed to have made any express or implied representation or warranty upon which the Second Priority Agent or the Second Priority Secured Parties may rely, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Senior Lender Documents, the ownership of any Common Collateral or the perfection or priority of any Liens thereon. The Senior Lenders will be entitled to manage and supervise their respective loans and extensions of credit under the Senior Lender Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the Senior Lenders may manage their loans and extensions of credit without regard to any rights or interests that any Second Priority Agent or any of the Second Priority Secured Parties have in the Common Collateral or otherwise, except as otherwise provided in this Agreement. Neither any First Lien Agent nor any Senior Lender shall have any duty to any Second Priority Agent or any Second Priority Secured Party to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Company or any Subsidiary thereof (including the Second Priority Documents), regardless of any knowledge thereof that they may have or be charged with. Except as expressly set forth in this Agreement, the First Lien Agents, the Senior Lenders, the Second Priority Agents and the Second Priority Secured Parties have not otherwise made to each other, nor do they hereby make to each other, any warranties, express or implied, nor do they assume any liability to each other with respect to (a) the enforceability, validity, value or collectibility of any of the Second Priority Claims, the Senior Lender Claims or any guarantee or security which may have been granted to any of them in connection therewith, (b) the Company’s title to or right to transfer any of the Common Collateral or (c) any other matter except as expressly set forth in this Agreement.

7.3           Obligations Unconditional

. All rights, interests, agreements and obligations of the First Lien Agents and the Senior Lenders, and the Second Priority Agents and the Second Priority Secured Parties, respectively, hereunder shall remain in full force and effect irrespective of:

(a)           any lack of validity or enforceability of any Senior Lender Documents or any Second Priority Documents;

(b)           any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Lender Claims or Second Priority Claims, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the Credit Agreement or any other Senior Lender Document or of the terms of the Second Priority Senior Secured Notes Indenture or any other Second Priority Document;

(c)           any exchange of any security interest in any Common Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Lender Claims or Second Priority Claims or any guarantee thereof;

(d)           the commencement of any Insolvency or Liquidation Proceeding in respect of the Company or any other Grantor; or

(e)           any other circumstances that otherwise might constitute a defense available to, or a discharge of, the Company or any other Grantor in respect of the Senior Lender Claims, or of any Second Priority Agent or any Second Priority Secured Party in respect of this Agreement.

SECTION 8.	Miscellaneous.

8.1           Conflicts

. Subject to Section 8.19, in the event of any conflict between the provisions of this Agreement and the provisions of any Senior Lender Document or any Second Priority Document, the provisions of this Agreement shall govern.

8.2           Continuing Nature of this Agreement; Severability

. Subject to Section 6.4, this Agreement shall continue to be effective until the Discharge of Senior Lender Claims shall have occurred or such later time as all the Obligations in respect of the Second Priority Claims shall have been paid in full. This is a continuing agreement of lien subordination and the Senior Lenders may continue, at any time and without notice to each Second Priority Agent or any Second Priority Secured Party, to extend credit and other financial accommodations and lend monies to or for the benefit of the Company or any other Grantor constituting Senior Lender Claims in reliance hereon. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.3           Amendments; Waivers

. No amendment, modification or waiver of any of the provisions of this Agreement by any Second Priority Agent or any First Lien Agent shall be deemed to be made unless the same shall be in writing signed on behalf of the party making the same or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. The Company and the other Grantors shall not have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent their rights are affected. Notwithstanding anything in this Section 8.3 to the contrary, this Agreement may be amended from time to time at the request of the Company, at the Company’s expense, and without the consent of any Second Priority Agent, any First Lien Agent, any Senior Lender or any Second Priority Secured Party to (i) add other parties holding Future Second Lien Indebtedness (or any agent or trustee therefor) to the extent such Indebtedness is not prohibited by the Credit Agreement, the Bridge Loan Credit Agreement, the Other First Priority Lien Obligations Credit Documents, the Second Priority Senior Secured Notes Indenture or any other Second Priority Document governing Future Second Lien Indebtedness, (ii) add other parties holding Obligations arising under the Other First Priority Lien Obligations Credit Documents (or any agent or trustee thereof) to the extent such Obligations are not prohibited by the Credit Agreement, the Bridge Loan Credit Agreement, the Other First Priority Lien Obligations Credit Documents, the Second Priority Senior Secured Notes Indenture or any other Second Priority Document governing Future Second Lien Indebtedness and (iii) in the case of Future Second Lien Indebtedness, (a) establish that the Lien on the Common Collateral securing such Future Second Lien Indebtedness shall be junior and subordinate in all respects to all Liens on the Common Collateral securing any Senior Lender Claims and shall share in the benefits of the Common Collateral equally and ratably with all Liens on the Common Collateral securing any Second Priority Claims, and (b) provide to the holders of such Future Second Lien Indebtedness (or any agent or trustee thereof) the comparable rights and benefits (including any improved rights and benefits that have been consented to by the First Lien Agents) as are provided to the holders of Second Priority Claims under this Agreement. Any such additional party, each First Lien Agent and each Second Priority Agent shall be entitled to rely on the determination of officers of the Company that such modifications do not violate the Credit Agreement, the Bridge Loan Credit Agreement, the Other First Priority Lien Obligations Credit Documents, the Second Priority Senior Secured Notes Indenture or any other Second Priority Document governing Future Second Lien Indebtedness if such determination is set forth in an Officers’ Certificate delivered to such party, the First Lien Agents and each Second Priority Agent; provided, however, that such determination will not affect whether or not the Company has complied with its undertakings in the Credit Agreement, the Bridge Loan Credit Agreement, the Other First Priority Lien Obligations Credit Documents, the Senior Collateral Documents, the Second Priority Senior Secured Notes Indenture, any other Second Priority Document governing Future Second Lien Indebtedness, the Second Priority Collateral Documents or this Agreement.

8.4           Information Concerning Financial Condition of the Company and the  Subsidiaries

. Neither any First Lien Agent nor any Senior Lender shall have any obligation to the Second Priority Agent or any Second Priority Secured Party to keep the Second Priority Agent or any Second Priority Secured Party informed of, and the Second Priority Agent and the Second Priority Secured Parties shall not be entitled to rely on the First Lien Agents or the Senior Lenders with respect to, (a) the financial condition of the Company and the Subsidiaries and all endorsers and/or guarantors of the Second Priority Claims or the Senior Lender Claims and (b) all other circumstances bearing upon the risk of nonpayment of the Second Priority Claims or the Senior Lender Claims. The First Lien Agents, the Senior Lenders, each Second Priority Agent and the Second Priority Secured Parties shall have no duty to advise any other party hereunder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that any First Lien Agent, any Senior Lender, any Second Priority Agent or any Second Priority Secured Party, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to any other party, it or they shall be under no obligation (w) to make, and the First Lien Agents, the Senior Lenders, the Second Priority Agents and the Second Priority Secured Parties shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

8.5           Subrogation

. Each Second Priority Agent, on behalf of itself and each applicable Second Priority Secured Party, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Senior Lender Claims has occurred.

8.6           Application of Payments

. Except as otherwise provided herein, all payments received by the Senior Lenders may be applied, reversed and reapplied, in whole or in part, to such part of the Senior Lender Claims as the Senior Lenders, in their sole discretion, deem appropriate, consistent with the terms of the Senior Lender Documents. Except as otherwise provided herein, each Second Priority Agent, on behalf of itself and each applicable Second Priority Secured Party, assents to any such extension or postponement of the time of payment of the Senior Lender Claims or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security that may at any time secure any part of the Senior Lender Claims and to the addition or release of any other Person primarily or secondarily liable therefor.

8.7           Consent to Jurisdiction; Waivers

. The parties hereto consent to the nonexclusive jurisdiction of any state or federal court located in New York, New York (the “New York Courts”), and consent that all service of process may be made by registered mail directed to such party as provided in Section 8.8 for such party. Service so made shall be deemed to be completed three days after the same shall be posted as aforesaid. The parties hereto waive any objection to any action instituted hereunder in any such court based on forum non conveniens, and any objection to the venue of any action instituted hereunder in any such court. Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, or arising out of, under or in connection with this Agreement, or any course of conduct, course of dealing, verbal or written statement or action of any party hereto in connection with the subject matter hereof. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any jurisdiction, except that each Loan Party, each Second Priority Secured Party and each Second Priority Agent agrees that (a) it will not bring any such action or proceeding in any court other than New York Courts (it being acknowledged and agreed by the parties hereto that any other forum would be inconvenient and inappropriate in view of the fact that more of the holders of Senior Lender Claims and Second Priority Claims who would be affected by any such action or proceeding have contacts with the State of New York than any other jurisdiction), and (b) in any such action or proceeding brought against any Second Priority Agent or any Loan Party or any Second Priority Secured Party in any other court, it will not assert any cross-claim, counterclaim or setoff, or seek any other affirmative relief, except to the extent that the failure to assert the same will preclude such Loan Party or such Second Priority Secured Party from asserting or seeking the same in the New York Courts.

8.8           Notices

. All notices to the Second Priority Secured Parties and the Senior Lenders permitted or required under this Agreement may be sent to the Trustee, the First Lien Agents or any Second Priority Agent as provided in the Second Priority Senior Secured Notes Indenture, the Credit Agreement, the Bridge Loan Credit Agreement, the Other First Priority Lien Obligations Credit Documents, the other relevant Senior Lender Documents or the other relevant Second Priority Documents, as applicable. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, electronically mailed or sent by courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or electronic mail or upon receipt via U.S. mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties. The First Lien Agents hereby agree to promptly notify each Second Priority Agent upon payment in full in cash of all Indebtedness under the applicable Senior Lender Documents (except for contingent indemnities and cost and reimbursement obligations to the extent no claim therefor has been made).

8.9           Further Assurances

. Each of the Second Priority Agents, on behalf of itself and each applicable Second Priority Secured Party, and each applicable First Lien Agent, on behalf of itself and each Senior Lender, agrees that each of them shall take such further action and shall execute and deliver to each other First Lien Agent and the Senior Lenders such additional documents and instruments (in recordable form, if requested) as each other First Lien Agent or the Senior Lenders may reasonably request, at the expense of the Company, to effectuate the terms of and the lien priorities contemplated by this Agreement.

8.10           Governing Law

. This Agreement has been delivered and accepted in and shall be deemed to have been made in New York, New York and shall be interpreted, and the rights and liabilities of the parties bound hereby determined, in accordance with the laws of the State of New York.

8.11           Binding on Successors and Assigns

. This Agreement shall be binding upon the First Lien Agents, the Senior Lenders, the Second Priority Agents, the Second Priority Secured Parties, Holdings, the Company, the Company’s Subsidiaries party hereto and their respective permitted successors and assigns.

8.12           Specific Performance

. Each First Lien Agent may demand specific performance of this Agreement. Each Second Priority Agent, on behalf of itself and each applicable Second Priority Secured Party, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action that may be brought by either First Lien Agent.

8.13           Section Titles

. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

8.14           Counterparts

. This Agreement may be executed in one or more counterparts, including by means of facsimile, each of which shall be an original and all of which shall together constitute one and the same document.

8.15           Authorization

. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement. The First Lien Agents represent and warrant that this Agreement is binding upon the Senior Lenders. The Trustee represents and warrants that this Agreement is binding upon the Indenture Secured Parties.

8.16           No Third Party Beneficiaries; Successors and Assigns

. This Agreement and the rights and benefits hereof shall inure to the benefit of, and be binding upon, each of the parties hereto and their respective successors and assigns and shall inure to the benefit of each of, and be binding upon, the holders of Senior Lender Claims and Second Priority Claims. No other Person shall have or be entitled to assert rights or benefits hereunder.

8.17           Effectiveness

. This Agreement shall become effective when executed and delivered by the parties hereto. This Agreement shall be effective both before and after the commencement of any Insolvency or Liquidation Proceeding. All references to the Company or any other Grantor shall include the Company or any other Grantor as debtor and debtor-in-possession and any receiver or trustee for the Company or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding.

8.18           First Lien Agents and Second Priority Agents

. It is understood and agreed that (a) Credit Suisse, Cayman Islands Branch, is entering into this Agreement in its capacity as administrative agent under the Term Credit Agreement and the provisions of Article VIII of the Term Credit Agreement applicable to Credit Suisse, Cayman Islands Branch, as administrative agent thereunder shall also apply to Credit Suisse, Cayman Islands Branch, as First Lien Agent hereunder, (b) Bank of America, N.A. is entering into this Agreement in its capacity as administrative agent under the Revolving Credit Agreement and the provisions of Article VIII of the Revolving Credit Agreement applicable to Bank of America, N.A. as administrative agent thereunder shall also apply to Bank of America, N.A. as First Lien Agent hereunder, (c) Bank of America, N.A. is entering into this Agreement in its capacity as Bridge Loan Administrative Agent and Bridge Loan Collateral Agent and the provisions of Article VIII of the Bridge Loan Credit Agreement applicable to Bank of America, N.A., as administrative agent and collateral agent thereunder shall also apply to Bank of America, N.A., as Bridge Loan Administrative Agent and Bridge Loan Collateral Agent hereunder and (d) Wells Fargo Bank, N.A. is entering into this Agreement in its capacity as Trustee, and the provisions of Article 7 of the Second Priority Senior Secured Notes Indenture applicable to the trustee thereunder shall also apply to the Trustee hereunder.

8.19           Relative Rights

. Notwithstanding anything in this Agreement to the contrary (except to the extent contemplated by Section 5.3(b)), nothing in this Agreement is intended to or will (a) amend, waive or otherwise modify the provisions of the Credit Agreement, the Bridge Loan Credit Agreement, the Other First Priority Lien Obligations Credit Documents, the Second Priority Senior Secured Notes Indenture or any other Senior Lender Documents or Second Priority Documents entered into in connection with the Credit Agreement, the Bridge Loan Credit Agreement, the Other First Priority Lien Obligations Credit Documents, the Second Priority Senior Secured Notes Indenture or any other Senior Lender Document or Second Priority Document or permit Holdings, the Company or any Subsidiary to take any action, or fail to take any action, to the extent such action or failure would otherwise constitute a breach of, or default under, the Credit Agreement or any other Senior Lender Documents entered into in connection with the Credit Agreement, the Bridge Loan Credit Agreement, the Other First Priority Lien Obligations Credit Documents, the Second Priority Senior Secured Notes Indenture or any other Second Priority Documents, (b) change the relative priorities of the Senior Lender Claims or the Liens granted under the Senior Lender Documents on the Common Collateral (or any other assets) as among the Senior Lenders, (c) otherwise change the relative rights of the Senior Lenders in respect of the Common Collateral as among such Senior Lenders or (d) obligate Holdings, the Company or any Subsidiary to take any action, or fail to take any action, that would otherwise constitute a breach of, or default under, the Credit Agreement, the Bridge Loan Credit Agreement, the Other First Priority Lien Obligations Credit Documents or any other Senior Lender Document entered into in connection with the Credit Agreement, the Bridge Loan Credit Agreement, the Other First Priority Lien Obligations Credit Documents, the Second Priority Senior Secured Notes Indenture or any other Second Priority Documents. As among the respective First Lien Agents, nothing in this Agreement shall alter the respective rights, priorities and obligations of the First Lien Agents under the Senior Lender Intercreditor Agreement or the Senior Fixed Collateral Intercreditor Agreement.

8.20           References

. Notwithstanding anything to the contrary in this Agreement, any references contained herein to any Section, clause, paragraph, definition or other provision of the Second Priority Senior Secured Notes Indenture (including any definition contained therein) shall be deemed to be a reference to such Section, clause, paragraph, definition or other provision as in effect on the date of this Agreement; provided that any reference to any such Section, clause, paragraph or other provision shall refer to such Section, clause, paragraph or other provision of the Second Priority Senior Secured Notes Indenture, as applicable (including any definition contained therein), as amended or modified from time to time if such amendment or modification has been (1) made in accordance with the Second Priority Senior Secured Notes Indenture, and (2) approved in writing by, or on behalf of, the requisite Senior Lenders as are needed under the terms of the Credit Agreement and the Bridge Loan Credit Agreement and the Other First Priority Lien Obligations Credit Documents, to approve such amendment or modification.

8.21           Supplements

. Upon the execution by any Subsidiary of the Company of a supplement hereto in form and substance satisfactory to the First Lien Agent, such Subsidiary shall be a party to this Agreement and shall be bound by the provisions hereof to the same extent as the Company and each other Grantor are so bound.

8.22           Joinder Requirements

. The Company may designate additional obligations as Other First Priority Lien Obligations or Future Second Lien Indebtedness only if the incurrence of such obligations is permitted under each of the Revolving Credit Agreement, Term Loan Credit Agreement, the Bridge Loan Credit Agreement, the Second Priority Senior Secured Notes Indenture, the Senior Lender Intercreditor Agreement, the Senior Fixed Collateral Intercreditor Agreement and this Agreement. If so permitted, the Company shall (i) notify each First Lien Agent and Second Priority Agent in writing of such designation and (ii) cause the applicable Other First Priority Lien Obligations Administrative Agent and the applicable Other First Priority Lien Obligations Collateral Agent or the administrative agent or trustee and collateral agent for such Future Second Lien Indebtedness to execute and deliver to each First Lien Agent and Second Priority Agent, a Joinder Agreement substantially in the form of Exhibit A hereto (with appropriate adjustments in the case of Future Second Lien Indebtedness).

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EXECUTION COPY

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

CREDIT SUISSE, CAYMAN ISLANDS BRANCH,
as Term Facility Administrative Agent, Term Facility
Collateral Agent and as First Lien Agent
By:
Name:
Title:
By:
Name:
Title:
Address: Eleven Madison Avenue, New York, NY
10010, Attention: Agency Group
Telecopier: (212) 325-8304

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BANK OF AMERICA, N.A.
as Revolving Facility Administrative Agent, Revolving
Facility Collateral Agent and as First Lien Agent
By
Name:
Title:
By:
Name:
Title:
Address:
Attention:
Telecopier:

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BANK OF AMERICA, N.A.
as Bridge Loan Administrative Agent,
Bridge Loan Collateral Agent and as First Lien Agent
By:
Name:
Title:
By:
Name:
Title:
Address:
Attention:
Telecopier:

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WELLS FARGO BANK, N.A.
as Trustee

By:
Name:
Title:
Address:
Attention:
Telecopier:

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BERRY PLASTICS GROUP, INC.

By:
Name:
Title:

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BERRY PLASTICS CORPORATION

By:
Name:
Title:

BERRY PLASTICS TECHNICAL SERVICES, INC.
BERRY S STERLING CORPORATION
CARDINAL PACKAGING, INC.
CPI HOLDING CORPORATION
KNIGHT PLASTICS, INC.
PACKERWARE CORPORATION
PESCOR, INC.
VENTURE PACKAGING, INC.
VENTURE PACKAGING MIDWEST, INC.
BERRY PLASTICS ACQUISITION CORPORATION
III
BERRY PLASTICS ACQUISITION CORPORATION
V
BERRY PLASTICS OPCO, INC.
BERRY PLASTICS ACQUISITION CORPORATION VIII
BERRY PLASTICS ACQUISITION CORPORATION
IX
BERRY PLASTICS ACQUISITION CORPORATION
X
BERRY PLASTICS ACQUISITION CORPORATION
XI
BERRY PLASTICS ACQUISITION CORPORATION
XII
BERRY PLASTICS ACQUISITION CORPORATION
XIII
ROLLPAK ACQUISITION CORPORATION
ROLLPAK CORPORATION
CAPTIVE HOLDINGS, INC.
CAPTIVE PLASTICS, INC.
CAPLAS NEPTUNE, LLC
CAPLAS LLC

By:
Name:
Title:

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COVALENCE SPECIALTY ADHESIVES LLC
By:	BERRY PLASTICS CORPORATION,
its sole member
By:
Name:
Title:

COVALENCE SPECIALTY ADHESIVES LLC
By:	BERRY PLASTICS CORPORATION,
its sole member
By:
Name:
Title:

AEROCON, LLC
By: BERRY PLASTICS CORPORATION,
its sole member and manager
By:
Name:
Title:

BERRY IOWA, LLC
By: BERRY PLASTICS CORPORATION,
its sole member and manager
By:
Name:
Title:

BERRY PLASTICS DESIGN, LLC
By: BERRY PLASTICS CORPORATION,
its sole member and manager
By:
Name:
Title:

POLY-SEAL, LLC
By: BERRY PLASTICS CORPORATION, its sole member and manager
By:
Name:
Title
KERR GROUP, LLC
By: BERRY PLASTICS CORPORATION, its sole member and manager
By:
Name:
Title
SAFFRON ACQUISITION, LLC.
By: KERR GROUP, LLC, its sole member and manager
By: BERRY PLASTICS CORPORATION
its sole member and manager
By:
Name:
Title:
SUN COAST INDUSTRIES, LLC By: SAFFRON ACQUISITION, LLC, its sole member and manager
By: KERR GROUP, LLC, its sole member and manager
By: BERRY PLASTICS CORPORATION, its sole member and manager
By:
Name:
Title:

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LANDIS PLASTICS, LLC
By: BERRY PLASTICS CORPORATION,
its sole member and manager
By:
Name:
Title:
SETCO, LLC
By: KERR GROUP, LLC,,
its sole member
By:	BERRY PLASTICS CORPORATION,
its sole member and manager
By:
Name:
Title:
TUBED PRODUCTS, LLC
By: KERR GROUP, LLC,
its sole member
By:	BERRY PLASTICS CORPORATION,
its sole member and manager
By:
Name:
Title:
GRAFCO INDUSTRIES LIMITED PARTNERSHIP
By: Caplas Neptune, LLC
its General Partner
By:
Name:
Title:
BERRY PLASTICS ACQUISITION CORPORATION XV, LLC
By: BERRY PLASTICS CORPORATION,
Its sole member
By:
Name:
Title:

[Second Priority Intercreditor Agreement Signature Page]
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SCHEDULE I

AeroCon, Inc.
Berry Iowa, LLC
Berry Plastics Design, LLC
Berry Sterling Corporation
Berry Plastics Technical Services, Inc.
Cardinal Packaging, Inc.
CPI Holding Corporation
Knight Plastics, Inc.
Landis Plastics, LLC
Packerware Corporation
Pescor, Inc.
Poly-Seal, LLC
Venture Packaging, Inc.
Venture Packaging Midwest, Inc.
Berry Plastics Acquisition Corporation III
Berry Plastics Acquisition Corporation V
Berry Plastics Acquisition Corporation VIII
Berry Plastics Acquisition Corporation IX
Berry Plastics Acquisition Corporation X
Berry Plastics Acquisition Corporation XI
Berry Plastics Acquisition Corporation XII
Berry Plastics Acquisition Corporation XIII
Berry Plastics Acquisition Corporation XV, LLC
Kerr Group, LLC
Saffron Acquisition, LLC
Sun Coast Industries, LLC
Berry Plastics Opco, Inc.
Setco, LLC
Tubed Products, LLC
Covalence Specialty Coatings LLC
Covalence Specialty Adhesives LLC
Rollpak Acquisition Corporation
Rollpak Corporation
Captive Holdings, Inc.
Captive Plastics, Inc.
Caplas Neptune, LLC
Caplas LLC
Grafco Industries Limited Partnership

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EXECUTION COPY

EXHIBIT A

Joinder Agreement

JOINDER AGREEMENT

JOINDER AGREEMENT (this “Agreement”) dated as of [_______ ] [__ ], [____], among [__________________] (the “New Administrative Agent”), as an Other First Priority Lien Obligations Administrative Agent, [________________] (the “New Collateral Agent”), as an Other First Priority Lien Obligations Collateral Agent, BANK OF AMERICA, N.A., as administrative agent for the Revolving Facility Secured Parties, CREDIT SUISSE, CAYMAN ISLANDS BRANCH as administrative agent for the Term Loan Secured Parties referred to herein, BANK OF AMERICA, N.A., as Bridge Loan Administrative Agent for the Bridge Loan Secured Parties referred to herein, BANK OF AMERICA, N.A., as collateral agent for the Revolving Facility Secured Parties, CREDIT SUISSE, CAYMAN ISLANDS BRANCH as collateral agent for the Term Loan Secured Parties, BANK OF AMERICA, N.A., as collateral agent for the Bridge Loan Secured Parties, WELLS FARGO BANK, N.A., as Second Priority Notes Trustee, BERRY PLASTICS GROUP, INC. and BERRY PLASTICS CORPORATION (on behalf of itself and its subsidiaries), and any other First Lien Agent and other Second Priority Agent from time to time a party hereto.

This Agreement is supplemental to that certain Second Amended and Restated Intercreditor Agreement, dated as of February 5, 2008 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), between []. This Agreement has been entered into to record the accession of the New Administrative Agent[s] as Other First Priority Lien Obligations Administrative Agent[s] under the Intercreditor Agreement and to record the accession of the New Collateral Agent as an Other First Priority Lien Obligations Collateral Agent under the Intercreditor Agreement.

Definitions

Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Intercreditor Agreement.

SECTION 1.

Accession

8.23           [The][/Each] New Administrative Agent agrees to become, with immediate effect, a party to and agrees to be bound by the terms of, the Intercreditor Agreement as an Other First Priority Lien Obligations Administrative Agent as if it had originally been party to the Intercreditor Agreement as an Other First Priority Lien Obligations Administrative Agent.

8.24           The New Collateral Agent agrees to become, with immediate effect, a party to and agrees to be bound by the terms of, the Intercreditor Agreement as an Other First Priority Lien Obligations Collateral Agent as if it had originally been party to the Intercreditor Agreement as an Other First Priority Lien Obligations Collateral Agent.

8.25           The New Administrative Agent[s] and the New Collateral Agent confirm that their address details for notices pursuant to the Intercreditor Agreement are as follows: [_____________].

8.26           Each party to this Agreement (other than the New Administrative Agent[s] and New Collateral Agent) confirms the acceptance of the New Administrative Agent[s] and the New Collateral Agent as an Other First Priority Lien Obligations Administrative Agent and an Other First Priority Lien Obligations Collateral Agent, respectively, for purposes of the Intercreditor Agreement.

8.27           1.5. [           ] is[/are] acting in the capacities of Other First Priority Lien Obligations Administrative Agent[s] and [ ] is acting in its capacity as Other First Priority Lien Obligations Collateral Agent solely for the Secured Parties under [_____________].

SECTION 2.

Miscellaneous

8.28           This Agreement shall be construed in accordance with and governed by the law of the State of New York.

8.29           This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

[INSERT SIGNATURE BLOCKS]

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